TAXATION- Summary Of Net Deferred Tax Assets (Details) - CNY (¥) ¥ in Thousands	Jun. 30, 2022	Dec. 31, 2021	Dec. 31, 2020
TAXATION
Net operating loss carry-forwards	¥ 82,028	¥ 70,985
Deductible advertising expenses	262,797	262,801
Others	0	1,062
Total deferred tax assets	344,825	334,848
Less: valuation allowance	¥ (344,825)	¥ (334,848)	¥ (250,032)